Exhibit 99.1

Embraer and Eve evaluate autonomous flight technologies in real flights over Rio de Janeiro

São José dos Campos, Brazil, May 6, 2022 – Embraer S.A. (“Embraer”) concluded a series of experimental flights in Rio de Janeiro, Brazil, focused on evaluating new autonomous system technologies in real flight conditions. The goal is to enable safe autonomous operation in complex urban environments.

The aerial data collection and real-time evaluation of these technologies in urban scenarios used regular piloted helicopters as part of the Embraer Autonomous Systems project (“Project EASy”), which uses agile testing process for the development of best-in-class solutions that will enable the autonomous aviation of the future.

Embraer worked with Eve UAM, LLC (“Eve”), an Embraer company dedicated to accelerating the Urban Air Mobility (“UAM”) ecosystem, and in direct collaboration with partners Daedalean, Iris Automation and Near Earth Autonomy for seven full days. During this time, the companies explored nominal and edge-case scenarios for take-off, climb, cruise, approach and landing flight phases. The helicopters from Helisul Aviação, an Eve partner for UAM development in Brazil, were controlled by professional pilots at all times while systems captured data and performed real-time calculations.

“This project allowed us to evaluate technologies in real-time and also collect lots of data that will later be used in simulations,” said Julio Bolzani, Head of Autonomous Systems at Embraer. “It is important to note that we are not going straight to fully autonomous operations. As Eve begins operations, pilots will be on board and will also benefit from the application of these technologies through a safer and simplified vehicle operation until we reach a fully certified autonomous flight system for Urban Air Mobility.”

This experimental process is also connected to the Concept of Operations (CONOPS) coordinated by Eve since 2021, in cooperation with strategic partners and government entities to convert this acquired knowledge into working data and analysis framework to guide all operational aspects of the future of Urban Air Mobility.

“All information and data raised in this project, as well as the technical solutions under development, will set the path for fully autonomous flight of eVTOLs in the future,” said Andre Stein, co-CEO of Eve. “We are thrilled with all operational aspects exercised and data acquired in this project and its direct connection to our CONOPS. These are solid steps for safely introducing future autonomous operations and accelerating the affordability and growth of the UAM market.”

Click here to watch a video about the project.

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

About Eve Air Mobility

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on April 13, 2022 (as supplemented by that certain supplement to the definitive proxy statement, dated as of April 28, 2022, and as may be further supplemented or amended from time to time, the “Definitive Proxy Statement”) relating to the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. The Definitive Proxy Statement and other relevant materials for the Business

Combination have been mailed to stockholders of Zanite as of April 11, 2022, the record date for voting on the business combination. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s, Daedalean’s, Iris Automation’s, Near Earth Autonomy’s and Helisul Aviação’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in the Definitive Proxy Statement and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in the Definitive Proxy Statement and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

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